EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Aug-03                                                            31-Aug-03

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A           Period #
                             ------------------------------
25-Sep-03                                                                  28

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
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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $342,060,564
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $11,924,684
     Yield Supplement Overcollateralization                                $8,157,907        $1,375,717
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000                $0
     Class A-3 Notes                                                     $499,000,000       $34,884,846
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $368,874,882
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $14,732,514
           Receipts of Pre-Paid Principal                                 $11,592,994
           Liquidation Proceeds                                              $256,704
           Principal Balance Allocable to Gross Charge-offs                  $232,106
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $26,814,318

        Interest Distribution Amount
           Receipts of Interest                                            $2,276,604
           Servicer Advances                                                  $51,658
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $45,301
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                             $9,608
        Total Receipts of Interest                                         $2,383,171

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $28,965,384

     Ending Receivables Outstanding                                      $342,060,564

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $2,281,142
     Current Period Servicer Advance                                          $51,658
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                 $2,332,800

Collection Account
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     Deposits to Collection Account                                       $28,965,384
     Withdrawals from Collection Account
        Servicing Fees                                                       $307,396
        Class A Noteholder Interest Distribution                           $1,407,887
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $26,673,617
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $431,794
     Total Distributions from Collection Account                          $28,965,384


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Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $431,794
     Total Excess Funds Released to the Depositor                            $431,794

Note Distribution Account
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     Amount Deposited from the Collection Account                         $28,226,194
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $28,226,194

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance   Per $1,000      Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                               $0                $0      $0.00         0.00%
     Class A-3 Notes                                                      $26,673,617       $34,884,846     $53.45         6.99%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                         $241,104             $0.48
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       31,333            30,131
     Weighted Average Remaining Term                                            25.59             24.71
     Weighted Average Annual Percentage Rate                                    7.57%             7.57%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $298,447,816            87.25%
        1-29 days                                                         $33,900,306             9.91%
        30-59 days                                                         $7,283,293             2.13%
        60-89 days                                                         $1,284,959             0.38%
        90-119 days                                                          $404,433             0.12%
        120+ days                                                            $739,758             0.22%
        Total                                                            $342,060,564           100.00%
        Delinquent Receivables +30 days past due                           $9,712,443             2.84%


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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $232,106
        Recoveries for Current Period                                         $45,301
        Net Losses for Current Period                                        $186,805

        Cumulative Realized Losses                                         $7,876,401


     Repossessions                                                      Dollar Amount        Units
        Beginning Period Repossessed Receivables Balance                     $975,501           57
        Ending Period Repossessed Receivables Balance                        $920,258           53
        Principal Balance of 90+ Day Repossessed Vehicles                     $81,580            5



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $1,516,419
     Beginning Period Amount                                               $1,516,419
     Ending Period Required Amount                                         $1,375,717
     Current Period Release                                                  $140,702
     Ending Period Amount                                                  $1,375,717
     Next Distribution Date Required Amount                                $1,242,784

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $11,924,684
     Beginning Period Amount                                              $11,924,684
     Net Investment Earnings                                                   $9,608
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                        $11,924,684
     Ending Period Amount                                                 $11,924,684

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